SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): FEBRUARY 15, 2002



                             UCAR INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)



     DELAWARE                       1-13888                         06-1385548
  (State or Other           (Commission File Number)            (I.R.S. Employee
Jurisdiction of                                           Identification Number)
     Incorporation)



    BRANDYWINE WEST, 1521 CONCORD PIKE, SUITE 301, WILMINGTON, DELAWARE 19803
          (Address of Principal Executive Offices, Including Zip Code)



         Registrant's telephone number, including area code: 302-778-8227




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    OTHER EVENTS.

                  The Registrant hereby incorporates by reference the contents of the press release of the Registrant dated February 15, 2002, filed herewith as Exhibit 99.1.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)    Exhibits.

                  99.1 Press Release of UCAR International Inc. dated February 15, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              UCAR INTERNATIONAL INC.



Date: February 15, 2002                       By:  /s/ Corrado F. De Gasperis
                                                 -------------------------------
                                                   Corrado F. De Gasperis
                                                   Vice President,
                                                   Chief Financial Officer
                                                   and Chief Information Officer

                                  EXHIBIT INDEX

                    99.1 Press Release of UCAR International Inc. dated February 15, 2002.